UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 26, 2010

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 26, 2010, Marina District Development Company, LLC (“Borgata”), Boyd Gaming Corporation’s (the “Company”) 50% owned joint venture that owns and operates Borgata Hotel Casino & Spa in Atlantic City, provided the financial results for the three months ended June 30, 2010 attached hereto as Exhibit 99.1 and other financial information to potential investors in connection with a proposed financing (the “Financing”) of Marina District Finance Company, Inc., a wholly-owned subsidiary of Borgata. A copy of the financial information is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.	Other Events.

The disclosure in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference. Borgata is seeking the approval of the New Jersey Casino Control Commission (“NJCCC”) for the Financing, as well as the proposed use of proceeds from the Financing, which would include, if the Financing is consummated, payments to the Company of approximately $100 million. The Company expects the Financing to close in August 2010, subject to receipt of the necessary NJCCC approvals.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Financial Results of Marina District Development Company, LLC.

*            *             *

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) statements regarding the potential Financing; the amount of payments to the Company; the NJCCC approvals and the timing of the closing of the Financing. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. Factors that could cause actual results to differ include (without limitation) the possibility that the NJCCC will not approve the Financing on the expected terms or within the expected timing, or at all, and the possibility that the Financing may not close on the expected terms or within the expected timing, or at all. Additional factors are discussed in Part II, Item 1A, “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010, and in the Company’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2010	Boyd Gaming Corporation

/s/ Josh Hirsberg
Josh Hirsberg Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Results of Marina District Development Company, LLC